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Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Cymer, Inc. on Form S-8 of our report dated January 28, 2000 appearing in the Annual Report on Form 10-K of Cymer, Inc. for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
September 19, 2001

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  Exhibit 23.2
INDEPENDENT AUDITORS' CONSENT